[GRAPHIC:  U.S. GLOBAL INVESTORS, INC. LOGO ON RIGHT-HAND SIDE]

                               SHAREHOLDER REPORT

Published for the fund shareholders of U.S. Global Investors'   1st Quarter 1997

REACHING NEW HEIGHTS
IN FUND PERFORMANCE

--------------      --------------      -----------------     --------------
Frank Holmes        Take a closer       Look for our          It's IRA time.
discusses new       look at our         new name              page 10
directions for      award-winning       and logo. page 9      --------------
investing.          money market        -----------------
page 2              fund. page 6
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                                       1

[GRAPHIC:  PICTURE OF AN ANTIQUE COMPASS]

MESSAGE FROM THE PRESIDENT

     1996 was an exceptional year for U.S. Global Investors and for shareholders of our funds. As entrepreneurs around the world flourished competitively and creatively to deliver superior products at great prices, we brought the performance of our company and of our funds to new heights. With a new name embodying our dynamic new corporate structure and culture, we reached the milestone of guiding more Funds than ever before to 4- and 5-star rankings from Morningstar.(3) Our U.S. Government Securities Savings Fund, the Bonnel Growth Fund, the tax-free funds, the U.S. All American Equity Fund, the U.S. Global Resources Fund and the U.S. World Gold Fund all rewarded shareholders with superior performance.

     The Bonnel Growth Fund, according to Investor's Business Daily, ranked in the top 2% of all growth funds in the past two years.(2) That is like a mark of 98% in school. Now that is superior performance!

     After seven consecutive years of high yields, our U.S. Government Securities Savings Fund continues to be #1 for 5-year performance, according to Lipper Analytical Services.(1) With the extra benefit of no state income tax on dividends, the Fund is one of the highest yielding of all government money market funds, especially in states with high income tax rates such as California and New York.

     As I discussed with you last quarter, U.S. Global Investors is inspired to deliver both superior and consistent performance. We have restructured the whole Portfolio Team so that when they deliver you superior performance, they are rewarded monthly, quarterly and annually. If they stay in the top of their peer group for several years, they receive a compounded bonus for their consistency. They win when you win because your success is what is most important.

     A frustration and disappointment has been the U.S. Gold Shares Fund. The devaluation of the Rand by 30% last year took the wind out of the sails of the Fund, which in Rand terms actually increased in value. In the latter part of 1996, we expanded the Fund's focus to include more non-South African senior mining companies and we will continue to do so in 1997, since we cannot control the destiny of South Africa. We can, however, control our ability to be superior stock pickers in the gold market and will always seek out new opportunities worldwide.

     Our performance successes have come thanks to our disciplined and dynamic global investment strategy. Economic expansion and the global adoption of capitalism and American culture have created world class opportunities for adventurous investors. As fast-growing foreign economies align with the goals and principles of the United States, global opportunists like us will expand investments to capture new prospects for growth and the overall risk reduction which diversification can provide. Global opportunism will be the chief way, I believe, to generate maximum returns and provide the greatest stability in equity investments over the long term. And our performance in 1996 is a testament to our ability to make global opportunism work for shareholders.

     A unique combination of factors has emerged to create a wonderful window of opportunity for you to participate in this exceptional era of growth and prosperity. As economic growth is rising in America, Eastern Europe, Latin America and Asia, political and economic risks are falling, and output and investment are surging as nations compete for economic market share rather than political market share. And in spite of high growth rates, we are happy to see that wages remain stable, inflation is under control and excellent opportunities
exist  in  American  growth  stocks,   China,  global  resources  and  REITS.

     A macro-concept investors should capitalize on is that the four largest economies of the world--America, Japan, Germany and China--are all net oil importers. Even though Japan and Germany have lagged behind the robust growth and restructuring of America and China, their demand for oil has driven the price to $25 per barrel. China's oil imports for last year were up a net 32%. This is a big reason why I believe that over the long term our U.S. Global Resources Fund will participate in the explosive growth of oil and drilling companies.

     The tremendous growth rates which created such high oil demand in China are why I believe the China Region Opportunity Fund will also generate great long-term returns. At the same time, the volatility of the China Region market demands a careful approach. After oscillating in a broad trading range in the first six months, the Fund roared at the end of the year. That price variation rewarded most of all those shareholders who used the ABC Investment Plan(R) to build their wealth with this Fund. The time for you to invest in global opportunities like China is now, and the best technique is active and automatic monthly investing in our specialized funds.(2)

     India is also coming to the fore as one of emerging Asia's richest environments for investment. The second-largest country in the world, it too is embracing American capitalism and is striving to catch up to China's economic prosperity. India is also competing politically as a nuclear power which can play a key balancing role in the region. India's stature was made clear recently when India's prime minister and China's president reconciled their differences to work together on issues facing their region and the world.

[GRAPHIC:  FULL-LENGTH PHOTOGRAPH OF FRANK HOLMES]

     The economic situation in India holds all the elements of future success. While the annual per capita income is presently only $350 and the illiteracy rate is 48%, 300 million people living below the poverty line provides huge upside opportunities. At the same time, the country is producing 50,000 information technology professionals and sending between 12,000 and 15,000 programmers to the USA each year for education and training, according to Coopers and Lybrand. It has the second largest population of English-speaking engineers in the world. The combination of talented IT professionals and substantially low labor costs has made India an attractive place to manufacture U.S.-designed software and components and then ship them back to the U.S. for sale. This is the future of how the world's firms will win market share in a very competitive global arena. As soon as enough attractive companies appear on the Indian market to fill a mutual fund portfolio and when various legal and trading issues are resolved on Indian stock exchanges, U.S. Global Investors will consider opening an India Region fund.

     Here at home in the U.S., new information tools, such as the Internet, magnify the benefits of democracy, capitalism and the American securities markets. The rise of the Internet as a medium of dispersing information provides global opportunities for technology companies in the U.S. Our great stock picker Art Bonnel, portfolio manager of the Bonnel Growth Fund, is rigorously searching for those companies which are leaders in technology and generate consistent high growth and earnings.

     Investment opportunities exist around the world, including in the United States. Bull and bear markets make little difference when your strategy is to find the best and fastest-growing companies anywhere and buy their stock for shareholders. As the new millennium approaches, the strategy of U.S. Global Investors is to maximize the opportunities which the new era of global economic expansion has opened up to us. We invite you to join us as we explore globally for superior performance. 1996 was an exceptional year for U.S. Global Investors and for shareholders of our funds. As entrepreneurs around the world flourished competitively and creatively to deliver superior products at great prices, we brought the performance of our company and of our funds to new heights. With a new name embodying our dynamic new corporate structure and culture, we reached the milestone of guiding more Funds than ever before to 4- and 5-star rankings from Morningstar.(3) Our U.S. Government Securities Savings Fund, the Bonnel Growth Fund, the tax-free funds, the U.S. All American Equity Fund, the U.S. Global Resources Fund and the U.S. World Gold Fund all rewarded shareholders with superior performance.

FUND FOCUS

Q: IN EVERY YEAR THAT YOU HAVE MANAGED THE U.S. GOVERNMENT SECURITIES SAVINGS FUND, LIPPER HAS AWARDED YOUR FUND THE NUMBER 1 RANKING FOR FIVE-YEAR
PERFORMANCE.(1,2)   HOW  DO  YOU   CONSISTENTLY   OFFER   SUPERIOR   YIELDS  FOR
SHAREHOLDERS?

A: The main advantage of our Fund is our demonstrated ability to buy money market instruments at low prices. My background gives me an edge over some of my counterparts in that I have worked on the sell side of the business, which is finance slang for investment banking and trading. As a fund manager with trading experience, I understand the motivations of bond salesmen and how they operate. After working a year on a trading desk, I learned never to say yes to the first price. And my persistence usually gets a better deal. What does that mean for the shareholder? It means that the shareholder gets a lower price and a higher yield. I'm constantly working to increase their returns. At the same time, our firm guarantees that fund expenses will be low, and we consistently keep expenses lower than the guaranteed cap.

Q: HOW DOES YOUR MANAGEMENT STYLE SEPARATE OUR MONEY MARKET FUNDS FROM THE COMPETITION?

A: In our shop, the manager actually gets onto the trading desk and hammers things out with the salesman, whereas at other firms the managers assume more of an analytical role. Other managers decide what to buy after just looking at a computer terminal, and then give an order to a trader who actually does the negotiating. The trader executes the trade but without the incentive the manager has to achieve great performance. As a result, traders often buy securities without making the effort to get a better price. It's like walking into a car dealership and paying sticker price without even making a counteroffer. Because I stay on the telephone and in contact with Wall Street, I am more in tune with market changes and can react more quickly. That kind of second effort to make more money for shareholders is what makes U.S. Global Investors a unique force in the mutual fund business.

[GRAPHIC:  FULL-LENGTH PHOTO OF CRESTON KING]
Creston  King,  CFA,  manages the  fixed-income  and money  market funds at U.S.
Global  Investors.  A  municipal  bond  specialist,   he  worked  in  borkerage,
investment banking and retail sales before joining the company in 1993.

Q: HOW HAS YOUR INVESTMENT STRATEGY ENHANCED THE PERFORMANCE OF THE U.S. GOVERNMENT SECURITIES SAVINGS FUND?

A: After I came on with the company, I restructured the Fund in order to achieve high yield at a lower risk. We invest in larger blocks of securities than in the past, which saves money on brokerage fees, and we invest with the intention of holding to maturity. All of the positions in the Fund will mature within one year, which offers us several advantages. First, it gives greater security to shareholders, because if there is any market volatility, the positions in the Fund will not be greatly affected. And also our portfolio is laddered, that is, positions in the Fund mature in short intervals, so we always have money to take advantage of new opportunities in the market. Since I have the cash to move immediately, I can provide great deals for our shareholders on a consistent basis.

Q: BESIDES TOP PERFORMANCE, WHAT ELSE DO THE MONEY MARKET FUNDS OFFER SHAREHOLDERS OF U.S. GLOBAL INVESTORS' FUNDS?

A: One of the greatest advantages is instant liquidity. You can write checks for free on accounts in both Funds and you can have money wired to your bank account with just a phone call. When you want to take money out of one of our stock funds, you can exchange into or out of the money market funds anytime. One of my favorite benefits of the Funds, and I use this all the time for my own finances, is the automatic bill paying which the Funds offer for free. For all your regular payments, such as your mortgage, insurance, rent or loans of any kind, you just set up the service and you never have to remember to write a check. Your payment is made automatically, as long as you have sufficient funds in your account, and you don't have to worry about the Postal Service getting the check there on time.

Q: SO YOU WOULD RECOMMEND THIS FUND OVER USING BANK ACCOUNTS ALONE?

A: Absolutely. The U.S. Treasury Securities Cash Fund is great for people who write a lot of checks for amounts less than $500. I use my account in the Fund instead of a checking account, since checkwriting is free with a $1,000 balance. You can write as many checks as you want and at the end of the month I actually make money with the dividends the Fund pays out. The U.S. Government Securities Savings Fund is where I keep money saved for emergencies and for my larger bills. I also keep some money in there to diversify my assets and to reduce the overall volatility of my personal investments in our family of funds.

Q: WHO SHOULD INVEST IN THESE FUNDS, OTHER THAN THOSE LOOKING FOR CASH MANAGEMENT TOOLS FOR THEIR PERSONAL FINANCES?

A: Anyone who wants a low-risk investment which they can have instant access to whenever they need cash should consider our funds. The U.S. Treasury Securities Cash Fund is made up of Treasury notes which have less than one year to maturity and is the safest fund in our collection. The U.S. Government Securities Savings Fund focuses more on getting a higher yield with triple-A rated government agency securities, which are issued by the Federal Home Loan Bank, Student Loan Marketing Association and the Federal Farm Credit Bank. By offering the safety and yield which these securities provide, our money market funds can enhance any investor's portfolio.

      --------------------------          --------------------------
      U.S. GOVERNMENT SECURITIES           U.S. Treasury Securities
             SAVINGS FUND                         Cash Fund

                5.13%                               4.26%
          7-day simple yield                  7-day simple yield

                5.27%                               4.35%
          7-day compound yield               7-day compound yield
           As of 2/6/97(1,2)                  As of 2/6/97(1,2)
      --------------------------          --------------------------

--------------------------------------------------------------------------------
For a free investor's guide to our money market funds, call 1-800-US-FUNDS or 1-800-873-8637 today. If you have yet to open a money market account, call us now to learn more about how our funds can enhance your investment portfolio and make your personal finances easier.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GLOBAL IQ QUIZ, PART II
You can win a free U.S.  Global  Investors  t-shirt  by being  among the first 50 shareholders to correctly answer these global trivia questions. To test your global IQ, call an investor representative at 1-800-US-FUNDS, or 1-800-873-8637.

[GRAPHIC:  PICTURE OF A DESKTOP GLOBE]

1 What was the top performing China fund in the U.S. during the fourth quarter of 1996?
2 A major stock market index of what Eastern European country rose 127.6% in 1996?
3 If you had invested $10,000 in the Bonnel Growth Fund on the 10/17/94 inception date, how much would it have been worth on 1/1/97?
4 Investors around the world can read about U.S. Global Investors' funds on the World Wide Web. What is the address for our Web site?
5 Congress has increased the contribution limit for spousal IRAs from $250 in 1996 to a new, much higher limit, in 1997. How much can investors now contribute to spousal IRAs?
   [ ] $500 [ ] $1,000 [ ] $1,500 [ ] $2,000

FUND NOTES

[GRAPHIC:  MAGNIFYING GLASS OVERLOOKING A CIRCUIT BOARD]

BONNEL GROWTH FUND
     Portfolio manager Art Bonnel believes that short-term stock market dips in 1997 will present an excellent buying opportunity for investors who use an automatic monthly investment plan. While corrections are possible along the way, the positive reaction of the market to the re-election of President Clinton supports Art's expectation of another good year for stocks. By focusing on companies with high current growth, the Fund posted excellent returns in 1996.(4) Much of this success came in the Fund's technology, health care and retail holdings. These will continue to play a strong role in the portfolio as we look for opportunities for growth in other industries as well.

U.S. WORLD GOLD FUND & U.S. GOLD SHARES FUND
     Demand for gold may have reached record levels in 1996, thanks to lower prices for the metal. While stronger investment demand and renewed speculative interest will be required to push gold back above $400, the supply and demand fundamentals for gold remain good. The gold market should also improve as investors recognize that they have exaggerated their concerns regarding central bank sales.

     The weakness in gold stocks at the end of November and in early January can be directly attributed to the depressed gold price, although the exploration stocks and junior gold miners suffered more due to year-end tax-loss selling. The correction in those issues has produced a number of interesting buying opportunities as share prices have fallen in line with fundamentals.

U.S. GLOBAL RESOURCES FUND
     Offshore energy development in the Gulf of Mexico is embarking on a new era, according to the investment team of the U.S. Global Resources Fund. Reduction of royalty fees in economically marginal deep-water tracts and the record-breaking sale of tracts in the central Gulf earlier this year should result in increased profits and production for the oil drilling and service companies the Fund invests in.

[GRAPHIC:  PICTURE OF STACKS OF GOLD: MEDALLIONS, BARS, INGOTS.]

     As Peter Lynch wrote in the October issue of Worth, our competitors' equity mutual funds underweight oil stocks, in spite of the fact that the spread between the dividend yields of the major oil stocks and the S&P 500 is the widest it has been in 45 years. Also, rapid economic development in China, India and the former Soviet Union is strengthening the fundamentals for natural resources and has contributed to the acceleration of the annual increase in oil demand from 1.5% for the last ten years to 2.5% projected for the next two years. To take advantage of this global boom in the oil and energy market, the Fund's portfolio holds a high weighting in oil and gas stocks throughout the world.

U.S. REAL ESTATE FUND

[GRAPHIC:  PARTIAL FACADE OF GOVERNMENT BUILDING]

     Significant money flows into the real estate sector drove up share prices of many issues and produced excellent total returns this quarter for the U.S. Real Estate Fund.(4) The public is becoming increasingly aware of the advantages of investing in real estate, an equity asset class independent of the stock market. Institutional investors such as pension funds and insurance companies are also looking to real estate investment trusts as an easier way to derive the benefits of real estate than direct ownership of property. The influx of capital has allowed REITs to grow their assets and their cash flows. In the current economic climate of moderate growth, we expect more solid returns for the Fund in the coming year.

U.S. INCOME FUND
     After the November election preserved the status quo in the White House and Congress, a sharp rise in the enthusiastic markets boosted many stocks in the U.S. Income Fund's portfolio. Late in the quarter, beleaguered telephone stocks staged a strong rally, and utilities profited from the increase in consumption of energy, especially natural gas, as the cold winter took hold. 1997 should bring a moderate inflation and interest rate climate which will be beneficial to the large, financially sound and conservatively valued stocks we focus on.

CHINA REGION OPPORTUNITY FUND
     The China Region Opportunity Fund's excellent performance ranked the Fund number 12 among all stock funds in America for the fourth quarter. As Hong Kong companies increasingly match gears with the Chinese economy, they will sustain their earnings growth and take better advantage of the huge market they border. Since early 1996, we have concentrated the Fund's portfolio in China and Hong Kong and have been well rewarded.(4) We expect that our success there in 1996 will continue in 1997 as we maintain the Fund's overweighting of these markets.

U.S. ALL AMERICAN EQUITY FUND
     We believe that fundamentals in the U.S. stock market indicate further growth. Interest rates are low and stable, and the economy, while slowing, remains healthy. At the same time, we believe shareholders should take advantage of the ABC Investment Plan(R) to invest gradually in the market, since short-term corrections are likely.(2) The U.S. All American Equity Fund achieved a close correlation to the S&P 500 in 1996, while seeking out even better growth prospects such as those available in technology and health care. We expect these sectors will outperform in coming quarters.

FIXED INCOME AND MONEY MARKET FUNDS
     We anticipate that inflationary pressures will persist in coming months, triggering gradually rising interest rates this year. We expect upward movements to be slight, since the Fed will seek only to fine tune the economy. And we believe that the bond market will consequently fare better in 1997 than in 1996.

             ---------------------------------------------
              TOP 6 PERFORMERS FOR 1996        1 year(2,4)
              -------------------------        -----------
             U.S. Global Resources Fund          +34.11%
             U.S. Real Estate Fund               +31.56%
             Bonnel Growth Fund                  +27.93%
             China Region Opportunity Fund       +27.85%
             U.S. All American Equity Fund       +22.28%
             U.S. World Gold Fund                +19.52%
             ---------------------------------------------

--------------------------------------------------------------------------------
          MORNINGSTAR RANKINGS                         1 year(3)
          --------------------                         ---------

          U.S. Real Estate Fund                          *****
          U.S. Global Resources Fund                     *****
          United Services Near-Term Tax Free Fund        *****
          U.S. Tax Free Fund                             ****
          U.S. All American Equity Fund                  ****
--------------------------------------------------------------------------------

DISCLOSURE INFORMATION For a free Fact Kit containing more complete information, including charges and expenses, call 1-800-US-FUNDS. Read the prospectus carefully before investing.(1) IN REGARDS TO THE U.S. GOVERNMENT SECURITIES SAVINGS FUND AND THE U.S. TREASURY SECURITIES CASH FUND: Like all other mutual funds, Fund shares are not backed by the U.S. government or its agencies, though the securities they invest in are; nor are they a deposit of or endorsed by a bank; nor are they insured by the FDIC. The Funds are managed to maintain a stable $1 per share value, though there is no assurance that they will be able to do so. According to SEC guidelines, capital gains or losses are excluded from yield calculations. Lipper Analytical Services ranked the U.S. Government Securities Savings Fund #5 and #1 for the 1- and 5-year periods ended 12/31/96 (out of 115 and 78 government money market funds, respectively). (2) IN REGARDS TO ALL OF U.S. GLOBAL INVESTORS' FUNDS: Past performance is no guarantee of future results. "U.S." stands for United Services. The advisor's opinion does not guarantee a profit. Investing in emerging markets or in gold involves special risks which are detailed in the prospectus. Investment principal and returns will fluctuate. Using the ABC Investment Plan(R) does not guarantee a profit. If you sell at the bottom, no system will give you a gain. (3) Morningstar rankings as of 12/31/96. Morningstar, a nationally recognized mutual fund rating service, awards ratings which reflect historical risk-adjusted performance. It awards five stars to funds in the top 10% of their category, four stars to funds in the next 22.5%, three stars to the next 35%, two stars to the next 22.5% and one star to funds in the bottom 10%. The U.S. Real Estate Fund received 5 stars out of 2959 funds for 1 year and 1 star out of 1058 funds for 5 years. The U.S. Global Resources Fund received 5 stars out of 2959 funds for 1 year, 2 stars out of 1058 funds for 5 years and 1 star out of 598 funds for 10 years. The United Services Near-Term Tax Free Fund received 5 stars out of 1739 funds for 1 year and 4 stars out of 580 funds for 5 years. The U.S. Tax Free Fund received 4 stars out of 1739 funds for 1 year, 3 stars out of 1058 funds for 5 years and 1 star out of 589 funds for 10 years. The U.S. All American Equity Fund received 4 stars out of 2959 funds for 1 year, 3 stars out of 1058 funds for 5 years and 1 star out of 589 funds for 10 years. Total operating expenses for the United Services Near-Term Tax Free Fund and U.S. Tax Free Fund were either capped our subsidized by the advisor. This benefited shareholders and improved fund performance. (4) Fund performance: U.S. Global Resources Fund, 8.75%, 5 years, 6.08% 10 years. U.S. Real Estate Fund, 7.72% 5 years, 6.95% since inception (7/2/87). Bonnel Growth Fund, 33.02% since inception (10/17/97). China Region Opportunity Fund, -7.57% since inception (2/10/97). U.S. All American Equity Fund, 11.98% 5 years, 8.46% 10 years. U.S. World Gold Fund, 15.79% 5 years, 6.05% 10 years.

NEWS & NOTES FROM SHAREHOLDER SERVICES

[GRAPHIC:  PHOTO OF A HOME MAILBOX]

WE HAVE MADE YOUR TAX PREPARATION EASIER
     Along with your tax information for 1996, we have sent you your average cost basis on your redemptions and the amount of any tax-exempt dividends paid to you during the year. If you have not received tax forms from us or if you have a question about your tax information, please call an investor representative at 1-800-873-8637 for assistance.

FOR FASTER ACCESS TO YOUR ACCOUNT, CALL 1-800-873-8637
     Our automated system can save you valuable time. With it you can obtain account balances, review cleared checks and confirm deposits--all without holding for a representative.

BUSINESS & CORPORATE MONEY MARKET FUND ACCOUNT BENEFITS
     While corporations may not use interest-bearing checking accounts, U.S. Global Investors offers a profitable alternative. Business accounts in our money market funds earn income dividends and enjoy the convenience of checkwriting. With a minimum balance of $1,000 in one of our high-yield funds, YOUR COMPANY COULD MAKE MONEY ON YOUR OPERATING CASH. Plus, you can now have the IRS automatically debit your account in the U.S. Treasury Securities Cash Fund for pre-payment of taxes.

HOW TO GET THE MOST FROM YOUR IRA
     Have you invested the maximum in your IRA for 1996? If not, do so before April 15 so you can get the greatest benefit from tax-deferred growth. If you have, consider making a contribution to your IRA for 1997. By investing now, your investment enjoys tax deferral all year, which could mean more money for your retirement. And with the new $2,000 limit on contributions to spousal IRAs, you can enjoy IRA advantages on even more of your money.

MAKE YOUR INVESTMENT WORK FOR YOU
     Please be sure to write your investment checks to the name of the fund you wish to invest in. Include in your deposit the tear-off stub from the bottom of your statements. SENDING INVESTMENT CHECKS TO A FUND WITH A STUB FOR ANOTHER FUND, OR FOR ANOTHER ACCOUNT IN THE SAME FUND, CAN CAUSE DELAYS IN MAKING YOUR INVESTMENT. Be sure the fund and the account named on the stub are those you wish to invest in. If they are not, call 1-800-873-8637 for free deposit slips for your account.

PO BOX 659 IS NOW CLOSED
     The Postal Service will no longer forward mail to us if addressed to PO Box
659. When sending investment checks or correspondence, please be sure to use our new address: PO Box 781234, San Antonio, TX 78278-1234. If you would like to receive free envelopes addressed to us, please call 1-800-873-8637 to request them.

PORTFOLIO DIRECT
     U.S. Global Investors portfolio managers give you the news you need about your investments on our automated telephone system. Every six weeks, each fund manager updates his comments on the markets, the funds' performance and his outlook for the coming weeks. The perfect complement to the Shareholder Report, Portfolio Direct is absolutely free and available 24 hours a day at 1-800-US-FUNDS, or 1-800-873-8637. Just select option 6 from the automated menu and hear the latest information about your investments with U.S. Global Investors.

A NEW FUND JOINS OUR FAMILY
     Shareholders have easy access to a new fund managed by a well-known financial newsletter editor. To learn more about this fund which seeks long-term capital appreciation, call 1-800-US-FUNDS.

A NEW LOOK & A NEW NAME

[GRAPHIC:  U.S. GLOBAL INVESTORS, INC. LOGO]

     Your investments in the funds are managed by U.S. Global Investors, Inc., a publicly-traded, registered investment advisor founded in San Antonio in 1968. Since changing our name from United Services Advisors to U.S. Global Investors in July 1996, we have been introducing our new name and logo on your account statements and investment literature. Now that this transition is almost complete, you will be able to find the newspaper listings for the funds under U.S. Global beginning March 1. If you do receive anything from us with our former name or an old logo, it is part of our effort to maximize your investment dollars by using materials already printed rather than throwing them away unused.

U.S. GLOBAL INVESTORS IN THE NEWS
L.A. TIMES, 1/7/97
     "Among money managers, Art Bonnel is one of the sharpest shooters and quickest draws in the West. From his home office in Reno, he has guided [the Bonnel Growth Fund] to one of the best records of any mutual fund over that stretch."
THE WALL STREET JOURNAL, 1/9/97
     The China Region Opportunity Fund is the #1 Asia ex-Pacific fund for the 4th quarter of 1996.
THE WALL  STREET  JOURNAL, 1/9/97
     The U.S. Real Estate Fund is among the "Fourth-Quarter Best Performers." MONEY, November 1996
     U.S. Government Securities Savings Fund--"The Best Savings Yield in the U.S." among government money market funds.

EMPLOYEE SPOTLIGHT: Kevin Trevor-Wilson

[GRAPHIC:  PHOTO OF KEVIN TREVOR-WILSON]
     As an Investor Representative in the U.S. Global Investment Center, Kevin Trevor-Wilson serves the needs of the public and our shareholders on a one-on-one basis. A walk-in atrium on the first floor of our office building, the Investment Center provides local and visiting investors the opportunity to do business personally with U.S. Global Investors.

     Shareholders and others can come to the Investment Center to learn about our funds in depth and to transact on their accounts with investor representatives who can provide the highest level of service possible. "At U.S. Global Investors, you're not just a Social Security number," says Kevin. "We see many shareholders on a regular basis and know them by name. They often say that meeting the people who invest and protect their money gives them more confidence in their investment with us and enhances their experience overall."

     As part of the U.S. Global Investors team traveling to investment conferences throughout the country, Kevin takes his personal touch on the road. We invite all shareholders to attend these conferences, and we hope to see you soon.

[GRAPHIC:  "ADMIT ONE" TICKET STUB]

INVESTMENT CONFERENCE SCHEDULE
April 29-May 1                          May 28-29
Las Vegas Money Show Conference         Northeast Investment in Mining
Bally's Resort                          New York Marriott Marquis

--------------------------------------------------------------------------------
The Shareholder Report is published four times a year by U.S. Global Investors as a service to shareholders of our funds. Please send any comments, suggestions or questions to:

Editor, Shareholder Report              Susan Filyk, Editor
U.S. Global Investors                   Mark Talbot-Kelly, Creative Director
P.O. Box 781234                         Stephanie Linkous, Associate Editor
San Antonio, TX 78278-1234              Chris Smith, Associate Editor
--------------------------------------------------------------------------------

HAPPY NEW YEAR AND  WELCOME TO IRA  SEASON!

[GRAPHIC:  HOUR-GLASS]

[GRAPHIC:  PHOTO OF LISA KOTTLER]
LISA KOTTLER, Retirement Specialist and Vice President of Security Trust & Financial Co.

     As we ring in the new year, most of us reflect on the past year and charge forward with renewed hope and optimism. We usually make resolutions to spend more time with our family or to improve our health with exercise and a good diet.

     But did you add any financial goals to your list of resolutions? Did you resolve to improve your financial health and get your financial future on track? A top priority for 1997 should be making and sticking to a disciplined investment strategy so that your future can be as bright as the optimism of a new year.

SAVING TODAY MEANS MORE GROWTH FOR TOMORROW
     If one of your goals is to have a prosperous retirement, you must build adequate savings today. Let's face it, retirement is more a function of money than of age. No longer do workers automatically retire at age 65 to collect a pension and Social Security. These days, our retirement begins once we have accumulated enough money to quit work.

     Though it may seem daunting at first, this is great news. Why? Because it means each of us controls our own destiny and, if we plan properly, we can retire sooner than we initially expected and with a higher standard of living than any pension or government benefits can provide.

     How can you accumulate more money for retirement? One of the easiest, smartest and quickest ways to save for your retirement is with an Individual Retirement Account (IRA) for you and your spouse. Virtually anyone with earned income can fund an IRA. Even if you participate in an employer-sponsored plan, you can still put away up to $2,000 a year in an IRA. And the tax advantages of IRAs mean that your savings can grow significantly faster than through a conventional taxable savings account. Since all dividends and capital gains accumulate on a tax-deferred basis in an IRA, your investment is not reduced by the taxes you would otherwise have to pay on your returns each year.

     Did you realize you can have over half a million dollars in thirty years just by contributing to your IRA? You can, if you are committed to saving and investing today. By investing $166 on a monthly basis (that's $2,000 annually) in a fund earning an average of 12% per year, you will have over half a million dollars in thirty years. Of course, not all investments earn 12% per year on average, and any investment may appreciate or depreciate in value over time. We recommend that you review all of our funds and choose those which offer the right balance of risk and reward for you.

     Our ABC Investment Plan(R) makes it easy and affordable to schedule a regular and rewarding financial workout for your finances. With our program, you choose the investment amount ($30 minimum) which we will automatically transfer from your checking account each month. It takes only $100 to start investing in most of our funds. By paying yourself first each month, you can assure that you stick to your goals.

[GRAPHIC:  ABC BLOCKS]
--------------------------------------------------------------------------------
INVEST $2,000 A YEAR IN AN IRA (ONLY $166 A MONTH) AND YOUR SAVINGS COULD GROW TO MORE THAN $500,000 IN THIRTY YEARS.
--------------------------------------------------------------------------------

MAXIMIZE THE BENEFITS OF IRA INVESTING
     The only way to ensure that you have a comfortable and prosperous retirement is to start saving today. So ring in the new year by contributing to your IRA. If you have not yet made the maximum contribution for 1996, do so before the April 15 deadline. And if you can, make your full 1997 contribution as early in the year as possible. By investing at the beginning of the year, your money enjoys tax-deferred accumulation longer, so your money can grow even faster. If you make the full contribution of $2,000 in any calendar year, we will waive the annual custodial fee for that year.

     What better way to start the new year, than by jump-starting your financial future? Resolve today to make 1997 the year you began making your financial dreams come true.

--------------------------------------------------------------------------------
SEE HOW YOUR MONTHLY INVESTMENT COULD GROW OVER TIME.

Monthly Investment       5 Years     10 Years     20 Years      30 Years
     $   50              $ 4,055     $ 11,202     $ 45,993     $  154,049
     $  100              $ 8,110     $ 22,404     $ 91,986     $  308,097
     $  166              $13,463     $ 37,190     $152,696     $  511,442
     $  250              $20,276     $ 56,009     $229,964     $  770,243
     $  500              $40,552     $112,018     $459,929     $1,540,487
     $1,000              $81,104     $224,036     $919,857     $3,080,973

This hypothetical example assumes a 12% annual return. Your actual return may be more or less than this amount. No investment program can guarantee a profit.
--------------------------------------------------------------------------------
THE FLEXIBILITY OF IRAS GIVES YOU MANY OPTIONS
     SEP-IRAS are ideal for entrepreneurs, professional corporations and sole proprietors. If you have any self-employed income, you are eligible to open a Simplified Employee Pension plan (or SEP-IRA), which allows you to make tax-deductible contributions of up to 15% of compensation or $22,500, whichever is less. Can you think of another way to shelter up to $22,500 a year?

     CONDUIT/ROLLOVER IRAS allow those of you changing jobs or retiring to transfer 401(k) or 403(b) assets directly into a U.S. Global Investors IRA and avoid the 20% withholding requirement. This tax-free transfer keeps your money growing on a tax-deferred basis and is available for all of U.S. Global Investors' funds. AND IF YOU TRANSFER $10,000 OR MORE TO A U.S. GLOBAL INVESTORS IRA ACCOUNT, YOU'LL NEVER PAY AN ANNUAL FEE FOR THE LIFE OF YOUR ACCOUNT.

     SPOUSAL IRAS. Surprisingly, the federal government actually made a change that will encourage IRA investing. Before 1997, a working spouse and non-working spouse could collectively contribute up to $2,250 annually, with no more than $2,000 to either account. Understanding the importance of saving for retirement, Congress increased the $2,250 limit to $4,000 annually, still with no more than $2,000 in either account.
--------------------------------------------------------------------------------

               (MOUNTAIN GRAPH PLOTTED FROM DATA IN TABLE BELOW)

                               12%
                              Year        $166
                              ----   --------------
                                 0   $         0.00
                                 1   $     2,119.24
                                 2   $     4,492.79
                                 3   $     7,151.16
                                 4   $    10,128.54
                                 5   $    13,463.20
                                 6   $    17,198.02
                                 7   $    21,381.02
                                 8   $    26,065.99
                                 9   $    31,313.14
                                10   $    37,189.96
                                11   $    43,771.99
                                12   $    51,143.87
                                13   $    59,400.37
                                14   $    68,647.66
                                15   $    79,004.61
                                16   $    90,604.40
                                17   $   103,596.17
                                18   $   118,146.95
                                19   $   134,443.82
                                20   $   152,696.32
                                21   $   173,139.12
                                22   $   196,035.05
                                23   $   221,678.50
                                24   $   250,399.15
                                25   $   282,566.29
                                26   $   318,593.48
                                27   $   358,943.94
                                28   $   404,136.45
                                29   $   454,752.07
                                30   $   511,441.55

EXPERT MARKET INSIGHTS

     The U.S stock market is at record levels and, many believe, overvalued. But investors do not want to sit in cash and miss out on gains. What to do? The answer may be to move some money into international markets--for diversification, better values and higher profits.

     The U.S. has been one of the top-performing stock markets in this decade, but that's not typical on a longer-term basis. Indeed, over that quarter century, the U.S. stock market was not often in the top half of markets around the world.

     It is not surprising that the U.S. typically underperforms. It is a mature economy and market and so, typically, one would not expect the market as a whole to see the kind of growth that smaller and more dynamic companies can produce. Indeed, notwithstanding the very fine growth companies that exist in the U.S., the opportunity to experience dynamic growth is one reason that many investors look overseas.

FOREIGN COUNTRIES ARE GAINING GROUND
     This growth becomes clear when we look at the relative decline in the U.S. Twenty-five years ago, the U.S. stock market represented 80% of total world stock market capitalization. That is, four out of every five dollars in stock markets around the world was in a single market, the United States. With that kind of dominance, there was perhaps no need for U.S. investors to look overseas.

     That's no longer the case. Today, the U.S., still the world's largest market, represents only one-third of total world capitalization. Individual sectors reflect the growth of foreign economies. There is not one U.S. bank among the world's largest 20 banks. All 10 of the world's largest utility companies are outside the U.S., as are the 10 largest appliance companies.

[GRAPHIC:  FULL-LENGTH PHOTO OF ADRIAN DAY]
ADRIAN DAY, a well-known newsletter editor, has been managing global equity accounts for several years. He is offering a free issue of his newsletter Adrian Day's Investment Analyst to shareholders of our funds. Please call us at 1-800-873-8637 for your complimentary copy.

LOOK AT THESE GREAT COMPANIES, AND THEY'RE INEXPENSIVE TOO!
     One can hardly afford to ignore the rest of the world! Many of these "foreign" companies are names perfectly well known to us: Shell, an Anglo-Dutch company, with operations around the world; British Petroleum, the largest oil producer in North America; Nestle, a Swiss company whose products are on every U.S. household's shelves; and so on. There are other companies less well-known to investors, but which dominate their own local markets or regions.

     Right now, after the U.S. stock market has experienced its strongest run in history, many of these foreign companies are undervalued compared with U.S. counterparts, particularly when considering their relative growth prospects. Telefonica de Espana, Spain's dominant phone and cable company which has rapidly growing operations throughout Latin America, is selling at 14 times earnings and yielding nearly 3%. Singapore Airlines, one of the fastest growing major airlines in the world with a top-notch balance sheet, sells at only 10 times earnings and less than book. Portugal's growing financial powerhouse, Espirito Santo (trading on the NYSE), sells at only 12 times depressed earnings, at less than book value, and yields 4.5%. New Zealand has one of the best-run economies in the world. Brierley Investment, a $2.5 billion regional conglomerate, rapidly expanding in joint ventures throughout Southeast Asia, sells at only 8 times earnings, sells for book and yields over 6%. You just don't find values like that in the mature U.S. economy.

     Much of the world has lagged the U.S. the last few years. Many global economies are starting to turn around as the impact of lower domestic interest rates and currencies take effect. The better values available abroad will attract investment capital from investors concerned about the high U.S. market. This is a good time to put some money to work in growing overseas markets.